SECURITIES & EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT


                Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): July 20, 2004


                         CENTRAL COAST BANCORP
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                    0-25418                77-0367061
-------------------                   ---------            ----------------
(State or other jurisdiction)       (Commission file       (I.R.S. Employer
of incorporation or organization)    number)                Identification No.)



301 Main Street, Salinas, California                            93901
--------------------------------------                         --------
(Address of Principal Executive Offices)                      (Zip Code)

Registrants telephone number including area code:    (831) 422-6642
                                                   --------------------

                             Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report).



Page 1 of 9

The Exhibit Index is on Page 4

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   FINANCIAL STATEMENTS.

              Not Applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION.

              Not Applicable.

        (c)   EXHIBITS.

              (99.1)    Press Release dated July 20, 2004


Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 20, 2004 Central Coast Bancorp announced their quarterly earnings for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CENTRAL COAST BANCORP


Date:  July 20, 2004               By: /s/ ROBERT M. STANBERRY
                                        ----------------------------
                                        Robert M. Stanberry, CFO

                            EXHIBIT INDEX

                                                                   Sequential
Exhibit No.               Description                               Page No.
-----------               -----------                               --------

99.1                      Press Release dated July 20, 2004            5